                                                                   Exhibit 24

                              POWER OF ATTORNEY

     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of February 12, 1998 between Donald H. Haider and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1998.

                                             /s/ TERRENCE D. DANIELS
                                       --------------------------------------
                                                 Terrence D. Daniels

                              POWER OF ATTORNEY

     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of February 12, 1998 between Donald H. Haider and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 1998.

                                           /s/ LAWRENCE S. EAGLEBURGER
                                       --------------------------------------
                                               Lawrence S. Eagleburger

                              POWER OF ATTORNEY

     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of February 12, 1998 between Donald H. Haider and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 1998.

                                               /s/ DONALD H. HAIDER
                                       --------------------------------------
                                                   Donald H. Haider

                              POWER OF ATTORNEY

     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of February 12, 1998 between Donald H. Haider and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 1998.

                                             /s/ EDWARD T. HARVEY, JR.
                                       --------------------------------------
                                                 Edward T. Harvey, Jr.

                              POWER OF ATTORNEY

     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated February 12, 1998 between Donald H. Haider and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 1998.

                                              /s/ ANTHONY R. IGNACZAK
                                       --------------------------------------
                                                  Anthony R. Ignaczak

                              POWER OF ATTORNEY

     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of February 12, 1998 between Donald H. Haider and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1998.

                                              /s/ RICHARD J.M. POULSON
                                       --------------------------------------
                                                  Richard J.M. Poulson

                              POWER OF ATTORNEY

     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of February 12, 1998 between Donald H. Haider and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 1998.

                                                 /s/ JAY R. TAYLOR
                                       --------------------------------------
                                                     Jay R. Taylor

                             POWER OF ATTORNEY

     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of February 12, 1998 between Donald H. Haider and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1998.

                                                /s/ ROBERT E. STUTZ
                                       --------------------------------------
                                                    Robert E. Stutz